BLACKROCK FUNDS II
BlackRock Intermediate Government Bond Portfolio
(the “Fund”)

Supplement dated May 16, 2011
to the Prospectus and Statement of Additional Information, dated May 16, 2011

BlackRock Shares of the Fund are currently closed to all purchases. BlackRock Shares of the Fund will be available for purchase by eligible investors after the close of business on July 15, 2011.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-IMG-0511SUP2